EXHIBIT 2

           AUDITED FINANCIAL STATEMENTS OF NATIONAL POOLS CORPORATION
            DATED JUNE 30, 1996 AND UNAUDITED FINANCIAL STATEMENTS OF
               NATIONAL POOLS CORPORATION DATED SEPTEMBER 30, 1996

                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)


                              FINANCIAL STATEMENTS

                   With Report of Certified Public Accountants



               Years Ended December 31, 1995 and 1994, And For The
          Period Cumulative From Inception (February 23, 1993) through
                                December 31, 1995

-------------------------------------------------------------------------------

                             MARCIA FRITZ & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS
                         5530 Birdcage Street, Suite 200
                          Citrus Heights, CA 95610-7621

                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                                      INDEX

                                                                         Page(s)

                  Report of Certified Public Accountant ...................1

                  Balance Sheets ..........................................2-3

                  Statements of Operations and Accumulated Deficit ........4

                  Statements of Changes in Stockholders' Deficit ..........5

                  Statements of Cash Flow .................................6-7

                  Notes to the Financial Statements .......................8-13

MARCIA FRITZ & COMPANY
CERTIFIED PUBLIC ACCCOUNTANTS
5530 Birdcage Street, Suite 200
Citrus Heights, CA  95610-7621
(916) 966-9366 o  Fax (916) 966-8743


To the Board of Directors and
Stockholders of National Pools Corporation

We have audited the accompanying balance sheets of National Pools Corporation (a development stage company) as of December 31, 1995 and December 31, 1994, and the related statements of operations and accumulated deficit, changes in stockholders' equity, and cash flows for the years then ended and from inception (February 23, 1993) through December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Pools Corporation as of December 31, 1995 and December 31, 1994, and the results of its operations and its cash flows for the years then ended and from inception (February 23,
1993) through December 31, 1995, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 13, the Company's operating losses since inception and negative working capital raise substantial doubt about its ability to complete development of its project and successfully conduct principal operations as a going concern. As discussed in Note 12, the Company is currently attempting to be acquired as a wholly owned subsidiary by another company. The acquiring company must be successful in obtaining sufficient working capital to finance the acquisition, satisfy the Company's creditors, complete development of the project, and successfully conduct principal operations. The Company cannot predict what the outcome of these plans will be. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.



Marcia Fritz & Company

July 5, 1996, except for
Note 12 which is dated
November 7, 1996



                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                                 BALANCE SHEETS
                           December 31, 1995 and 1994


ASSETS                                                 1995              1994
Current Assets:                                      -----------       -----------

 Cash                                                $    12,639       $       597
 Employee Advances Receivable                             17,965             2,286
                                                          ------             -----
  Total Current Assets                                    30,604             2,883
                                                          ------           -------
Fixed Assets:
 Equipment                                                89,090           168,465
 Less Accumulated Depreciation                            26,218            16,784
                                                         ------           -------
  Net Fixed Assets                                        62,872           151,681
                                                          ------           -------
Intangible Assets:
 Software                                                200,036           190,361
 Less Accumulated Amortization                            95,120            28,441
                                                          ------            ------
  Net Intangible Assets                                  104,916           161,920
                                                         -------           -------
Deposits                                                   3,811            14,092
                                                         -------           -------
   TOTAL ASSETS                                      $   202,203       $   330,576
                                                     ===========       ===========


    The accompanying notes are an integral part of these financial statements



                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

LIABILITIES AND STOCKHOLDERS' DEFICIT
                                                                 1995           1994
                                                              -----------       -----------

Current Liabilities:
 Accounts Payable (Note 3)                                    $   533,085       $   528,033
 Accrued Interest Payable (Note 5)                                162,116            51,501
 Wages Payable                                                     82,788           102,630
 Payroll Taxes Payable                                             11,512            15,924
 Note Payable (Note 5)                                            822,930           822,930
                                                                  -------           -------

  Total Current Liabilities                                      1,612,431        1,521,018
                                                                 ---------        ---------

Payable to Stockholders (Note 6):
 Accrued Interest Payable                                                            72,478
 Notes Payable                                                                       75,864
 Advance Payable to Stockholder                                                      72,500

 Convertible Debt                                                                   496,376
 Less Unamortized Original Issue Discount                                            96,518
                                                                                  ---------

  Net Convertible Debt                                                              399,858


  Total Payable to Stockholders                                                     620,700

   Total Liabilities                                             1,612,431        2,141,718
                                                                 ---------        ---------

Stockholders' Deficit:
 Common Stock (Note 8)                                             991,764           39,926
 Preferred Stock (Note 8)
 Deficit Accumulated during the
  Development Stage                                           ( 2,401,992)      ( 1,851,068)
                                                              ------------      ------------

   Total Stockholders' Deficit                                ( 1,410,228)      ( 1,811,142)
                                                              ------------      ------------

    TOTAL LIABILITIES AND STOCKHOLDERS'
     DEFICIT                                                  $   202,203       $   330,576
                                                              ===========       ===========


    The accompanying notes are an integral part of these financial statements



                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
               Years Ended December 31, 1995 and 1994, and for the
 Period Cumulative from Inception (February 23, 1993) through December 31, 1995

                                                                                Cumulative
                                                                                from
                                                                                Inception
                                                                                through
                                             Years Ended December 31,           December 31,
                                             ----------------------------       ------------
                                                  1995            1994              1995
                                            -------------     ----------        ------------

Operating Expenses                          $(   436,886)     $( 437,778)       $(1,019,263)

Research and Development (Note 2)            (   224,191)     (  842,019)        (1,255,375)
                                            -------------     -----------       ------------
  Net (Loss) from Operations                 (   661,077)     (1,279,797)        (2,274,638)
                                            -------------     -----------       ------------
Other Income and (Expense):
  Interest Expense:
  Discounts on Convertible Debt
   (Note 6)                                  (    96,518)     (   82,729)        (  248,188)
  Other Interest Expense                     (   160,977)     (   97,726)          (286,997)
                                             ------------     -----------        -----------
   Total Interest Expense                    (   257,495)     (   180,455)       (  535,185)
 Interest Income                                                                      1,012
 Loss on Disposal of Assets                  (    17,212)      (  40,373)        (    57,585)
                                             ------------      ----------        ------------
   Total Other Income and (Expense)          (    274,707)     (  220,828)       (   591,758)

Net (Loss) Before Extraordinary
 Item                                        (        935)     (1,500,625)       ( 2,866,396)

 Benefit from Extinguishment
  of Debt (Note 7)                                384,860          67,934            464,404
                                             ------------       ----------        ----------
Net (Loss)                                   (    550,924)     (1,432,691)       ( 2,401,992)
Accumulated Deficit, Beginning               ( 1,851,068)      ( 418,377)
                                             ------------      ----------
Accumulated Deficit, Ending                 $( 2,401,992)     $(1,851,068)      $( 2,401,992)
                                            =============     ============      =============

Per Common Share (Note 1)

Net (Loss) Before Extraordinary
 Item                                        $    (  .09)     $    (  .51)
 Benefit from Extinguishment of Debt                 .04              .02
                                            -------------     ------------
Net (Loss) Per Common Share
 (Note 1)                                    $    (  .05)     $    (  .49)
                                             ============     ============
Weighted Average Common Shares
 Outstanding (Note 1)                         10,910,839         2,956,201
                                             ============     ============


    The accompanying notes are an integral part of these financial statements



                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                 STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT
       Period from Inception (February 23, 1993) through December 31, 1995


                                       Common        Accumulated          Total
                                       Stock           Deficit         Stockholders'
                                                                         Deficit
                                    -----------      ------------       ------------

Shares Issued in 1993 (Note 8)      $    10,326                         $    10,326

Net Loss for the period                              $(  418,377)       (  418,377)
                                    -----------      ------------       -----------

Balance December 31, 1993                10,326       (  418,377)       (  408,051)

Shares Issued in 1994 (Note 8)           29,600           29,600

Net Loss for the period                               (1,432,691)       (1,432,691)
                                                      -----------       -----------

Balance December 31, 1994                39,926       (1,851,068)       (1,811,142)

Shares Issued in 1995 (Note 8)          951,838                            951,838

Net Loss for the period                               (  550,924)       (  550,924)
                                    ------------      -----------       -----------

Balance December 31, 1995           $   991,764      $(2,401,992)      $(1,410,228)
                                    ============     ============      ============


    The accompanying notes are an integral part of these financial statements



                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                             STATEMENTS OF CASH FLOW
                   Years Ended December 31, 1995 and 1994, and the Period From Inception (February 23, 1993) through December 31, 1995

                                                                           Cumulative
                                                                           from
                                                                           Inception
                                                                           through
                                         Years Ended December 31,          December 31,
                                         ------------------------------    ------------
                                             1995           1994               1995
                                        -------------       -----------    ------------

Cash Flow from Operating
 Activities:
  Net Loss                              $(   550,924)       $( 1,432,691)  $( 2,401,992)

Adjustments to Reconcile Net
 Income to Net Cash Provided
 by Operating Activities:
  Depreciation                                21,230              19,374                41,518
  Amortization of Intangible Assets           66,679              29,765                97,944
  Amortization of Original Issue
   Discount, Convertible Debt                 96,518              82,729               248,188
  Loss on Disposal of Assets                  17,212              40,373                57,585
  Gain from Extinguishment of Debt       (   384,860)        (    67,934)          (   464,404)

  (Increase) Decrease in:
   Employee Advances Receivable          (    15,679)        (       145)          (    17,965)
   Deposits                                   10,281         (    11,092)          (     3,811)

  Increase (Decrease) in:
   Accounts Payable                           96,792             371,564               479,056
   Wages Payable                             337,364             138,957               523,901
   Payroll Taxes Payable                 (     4,412)             15,924                11,512
   Accrued Interest Payable                  160,975              95,685               284,954
                                         -------------        -----------         ------------

    Net Cash Used by Operating
     Activities                          (   148,824)         (   717,491)          ( 1,143,514)

Cash Flows from Investing
 Activities:
  Proceeds from Sale of Assets                 8,400                                      8,400
  Cash Paid for Fixed Assets                                  (   150,722)          (   168,465)
  Cash Paid for Intangible
   Assets                                (     9,675)         (    81,292)          (   100,967)
                                         -------------        -------------         -------------

    Net Cash (Used by) Provided by
     Investing Activities                (     1,275)         (   232,014)          (   261,032)


    The accompanying notes are an integral part of these financial statements



                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                                                                                    Cumulative
                                                                                    from
                                                                                    Inception
                                                                                    through
                                             Years Ended December 31,               December 31,
                                        -----------------------------------         ------------
                                            1995                  1994                  1995
                                        -------------         -------------         ------------

Cash Flows from Financing
 Activities:
  Issuance of Common Stock              $     94,341          $     26,000          $    129,903
  Proceeds from Short-Term Debt                                    822,930               822,930
  Proceeds from Stockholder Loans             67,800               101,640               464,352
                                        -------------         -------------         ------------

    Net Cash Provided by
     Financing Activities                    162,141               950,570             1,417,185
                                        -------------         -------------         ------------

     Net Increase (Decrease) in
      Cash and Cash Equivalents               12,042                 1,065                12,639

Cash and Cash Equivalents,
 Beginning of Period                             597           (       468)
                                        -------------          -------------         ------------

Cash and Cash Equivalents,
 End of Period                          $     12,639          $        597          $     12,639
                                        =============         =============         ============

Supplemental Disclosures:

 Noncash Investing Activities:
  Accounts Payable Reduced by
   Disposal (Return) of Assets          $(    41,966)         $                      $(    41,966)
  Intangible Assets Financed by
   Accounts Payable                                                145,769                145,769
                                        -------------         -------------         --------------

    Total Noncash Investing
     Activities                         $(    41,966)        $     145,679          $     103,803
                                        =============        =============         ===============

 Noncash Financing Activities:
  Wages Payable Converted to
   Common Stock                         $     17,372          $      3,600          $      22,498
  Accounts Payable Converted to
   Common Stock                                4,748                                        4,748
  Stockholder Loans and Related
   Accrued Interest Converted to
   Common Stock                              835,377                                      853,377
                                        -------------         -------------         --------------
    Total Noncash Financing
     Activities                         $    857,497          $      3,600          $     880,623
                                        =============         =============         ==============



    The accompanying notes are an integral part of these financial statements

                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS

                           December 31, 1995 and 1994

1.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Business Activity

        The Company was formed on February 23, 1993, for the purpose of developing and operating the Hit-Lotto Project (Project). This Project uses debit card, telecommunications, and computer technology to market and distribute chances for lottery players to enter pools when they buy Hit-Lotto cards.

        Basis of Accounting

        The financial statements have been prepared for a development stage company in accordance with generally accepted accounting principles.

        Fixed Assets

        Equipment is shown at cost. When retired or otherwise disposed of, the related carrying value and accumulated depreciation are removed from the respective accounts. Any resulting profit or loss is reflected in income. The Company provides for depreciation of equipment using the straight-line method and lives of five to seven years.

        Intangible Assets

        The Company has capitalized proprietary software developed for the management of the Project. The Company provides for amortization of intangible assets using the straight-line method over three years, subject to periodic review of impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable.

        Convertible Debt Discount

        The Company provides for amortization of the convertible debt discount using the straight-line method over three years.

        Research and Development Costs

        The Company charges all research and development costs, including direct and indirect costs, to an expense when incurred.

        Net Loss Applicable Per Common Share

        Per share amounts are calculated based on the weighted average number of common shares outstanding during the periods of net loss.

        Cash Equivalents

        For purposes of the statement of cash flows, cash equivalents include the general operating checking and money market accounts.

                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS

                           December 31, 1995 and 1994

2.      DEVELOPMENT STAGE OPERATIONS

        Since inception, the Company operations have been devoted primarily to the formulation and design of telecommunications and computer technology, including the Hit-Lotto debit card and Internet Web Page, for the Project. In August, 1994, the Project was tested in San Diego, and development is continuing. Advertising costs of $237,936 were incurred during the test period and are included in research and development expenses for the year ended December 31, 1994.

3.      ACCOUNTS PAYABLE

        Accounts payable consist of the following:

                                                          1995
                                                       ----------
                Rent                                   $  81,078
                Legal Fees                                74,742
                Advertising                              151,999
                Proprietary software                     145,769
                Miscellaneous                             79,497
                                                       ----------
                Total                                  $ 533,085
                                                       ==========

4.      INCOME TAXES

        As of December 31, 1995, the Company has a federal loss carryforward of $2,401,992 and a state loss carryforward of $1,200,996. The loss carryforwards are available to reduce future years' taxable income (if earned) and expire as follows:

                Losses Expire
                December 31,              Federal                     State
                -------------           -----------                -----------
                    2008                $   418,376                $   209,188
                    2009                  1,432,692                    716,346
                    2010                    550,924                    275,462
                                        -----------                    -------

                                        $ 2,401,922                $ 1,200,996
                                        ===========                ===========

5.      NOTE PAYABLE

        During 1994 the Company issued a note payable to Providence Investment Group with an interest rate based on the prime rate plus four points (12.65% at December 31, 1995). The note is payable upon demand and is unsecured.

6.      PAYABLE TO STOCKHOLDERS

        On March 18, 1993, the Company issued convertible debt at a 50% discount, a 7% interest rate, and a March 1, 1996, maturity date in connection with a sale of common stock.

                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS

                           December 31, 1995 and 1994

6.      PAYABLE TO STOCKHOLDERS (CONTINUED)

        During 1993 and 1994, the Company issued notes payable with a 10% interest rate and a one-year maturity. During 1994 and 1995, the Company issued notes payable with a 12.5% interest rate and a December 31, 1995, maturity date.

        As shown in Note 8, all convertible debt, notes payable to stockholders, and related accrued interest were converted to 15,257,579 shares of common stock on December 31, 1995. In the event the Company does not obtain other financing by December 31, 1996, the shares issued in lieu of payment of stockholder debt shall become void and interest shall continue to accrue, effective January 1, 1996, under all indebtedness otherwise converted.

7.      BENEFIT FROM EXTINGUISHMENT OF DEBT

        As discussed in Note 8, the Company's employees agreed to accept shares of common stock in lieu of wages. The stock issued was valued less than wages owed which resulted in gains of $339,834, $67,934, and $419,378 for the years ended December 31, 1995 and 1994 and since inception, respectively. The per share benefit was $.03 and $.02 for the years ended December 31, 1995 and 1994, respectively.

        As discussed in Note 10, a vendor and related party agreed to accept shares of common stock in lieu of payment on accounts payable. The stock issued was valued less than amounts owed which resulted in a gain of $45,026 for the year ended December 31, 1995. The per share benefit was $.01 for the year ended December 31, 1995.

8.      CAPITAL TRANSACTIONS

        Common Stock

        The following schedule includes the date and number of common shares issued for cash and other considerations.



                                        Shares
                                        Authorized       Shares
                                        and Unissued     Issued       Amount
                                        ------------     ----------   ---------

        Shares authorized,
         February 23, 1993                    3,000

        Increase in shares
         authorized, September 23,
         1993                             9,997,000

        Shares issued throughout
         year at $.005 per share        ( 1,912,398)     1,912,398    $   9,562

        Shares issued to employees
         during September through
         November 1993, at $.0025
         per share                      (   305,533)       305,533          764
                                        ------------     ---------    ---------

        Balance December 31, 1993         7,782,069      2,217,931       10,326


                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS

                           December 31, 1995 and 1994

8.      CAPITAL TRANSACTIONS (CONTINUED)



                                        Shares
                                        Authorized       Shares
                                        and Unissued     Issued          Amount
                                        ------------     ---------       ------

        Balance December 31, 1993         7,782,069      2,217,931       10,326

        Shares issued during
         September, 1994, at $.50
         per share                      (    50,000)        50,000       25,000
        Shares issued during
         December, 1994, at $.05
         per share                      (    20,000)        20,000        1,000
        Shares issued to employees
         throughout the year at
         $.0025 per share               ( 1,439,875)     1,439,875        3,600
                                        - ----------     ---------        -----

        Balance December 31, 1994         6,272,194      3,727,806       39,926

        Shares issued during April,
         1995, at $.0465 per share      (   591,910)       591,910       27,500
        Shares issued during April,
         1995, in lieu of advance
         payable to stockholder
         at $.0465 per share            ( 1,560,490)     1,560,490       72,500
        Shares issued January through
         May, 1995, at $.05 per share   (   790,841)       790,841       39,541
        Increase in shares
         authorized, December 29,
       1995                              25,000,000
        Shares issued to employees
         during July, 1995, in lieu
         of payment of wages at
         $.0025 per share               ( 6,948,878)     6,948,878       17,372
        Shares issued during December,
         1995, in lieu of accounts
         payable to stockholder at
         $.0025 per share               (   205,500)       205,500          514
        Shares issued August through
         December, 1995, at $.05
         per share                      (   546,000)       546,000       27,300
        Shares issued during November
         and December, 1995, in lieu of
         employee expenses at $.05
         per share                      (    74,685)        74,685        3,734
        Shares issued during December,
         1995, in lieu of accounts
         payable at $.05 per share      (    10,000)        10,000          500
        Shares issued during December,
         1995, for extinguishment of
         stockholder debt at $.05
         per share                      (15,257,579)    15,257,579      762,877
                                        ------------    ----------    ---------

      Balance December 31, 1995           5,286,311     29,713,689    $ 991,764
                                        ============    ==========    =========


                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS

                           December 31, 1995 and 1994

8.      CAPITAL TRANSACTIONS (CONTINUED)

        Preferred Stock

        On September 23, 1993, the Company authorized 5,000,000 shares of preferred stock which remain unissued as of December 31, 1995.

        Shares Issued for Extinguishment of Stockholder Debt

        In the event the Company does not obtain other financing by December 31, 1996, 15,257,579 shares issued for extinguishment of stockholder debt shall become void and interest shall continue to accrue, effective January 1, 1996, under all indebtedness otherwise converted.

9.      INTANGIBLE ASSETS AMORTIZATION

        Unamortized intangible assets were $104,916 and $161,920 at December 31, 1995 and 1994, respectively. Amortization expense was $66,679, $29,765, and $97,944 for the years ended December 31, 1995 and 1994 and since inception, respectively. Accumulated amortization was $95,120 and $28,441 at December 31, 1995 and 1994, respectively.

10.     STOCK OPTIONS OUTSTANDING

        On January 20, 1995, one stockholder was granted an option to purchase 3,744,000 shares of common stock at $.05 per share. The option expires January 30, 1997.

11.     RELATED PARTY TRANSACTIONS

        Included in operating expenses are $37,294, $21,138, and $67,742 for the years ended December 31, 1995 and 1994 and since inception, respectively, for lobbying expenses provided by a company owned by a 5.08% stockholder. Included in the gain on extinguishment of debt is $45,026 formerly owed to this company. Additionally, $514 of accounts payable to this company was converted to 205,500 shares of common stock in 1995.

12.     SUBSEQUENT EVENT

        On June 13, 1996, the President, as an individual, entered into an option agreement to acquire 250,000 shares of convertible preferred stock in NuOasis Gaming, Inc. (NuOasis) at $13.00 per share ($3,250,000). The stock is convertible to 19,500,000 shares of common stock, or 39% of voting stock in NuOasis. The options are assignable, and any profits earned through assignment will be used to purchase additional shares of NuOasis common stock.

        The preferred shares will be purchased from a single stockholder who in turn has agreed to use the majority of the proceeds to purchase a subsidiary from NuOasis, and to obtain a release from liabilities from NuOasis.

                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS

                           December 31, 1995 and 1994

12.     SUBSEQUENT EVENT (CONTINUED)

        The  preferred   share  option  exercise  is  contingent  upon  NuOasis'
        acquisition of the Company for consideration of $1,200,000 in convertible notes and 1,000,000 shares of common stock when available for issuance. Subsequent to the acquisition and the preferred share option exercise, the Company would be a wholly-owned subsidiary of NuOasis with $3,000,000 working capital available for continuing operations.

        The conversion of the NuOasis preferred shares following the exercise of the preferred share option is conditioned on an increase in the authorized shares of NuOasis common stock. The required increase in authorized shares of common stock is subject to NuOasis stockholder approval.

13.     GOING CONCERN

        As shown in the accompanying financial statements, the Company has incurred a $2,401,992 deficit since inception and as of December 31, 1995, the Company's current liabilities exceeded its current assets by $1,581,827. Liens of $108,498 have been filed by two creditors.
        Management of the Company is currently negotiating settlement payments for several accounts payable balances.

        Management of the Company has developed a one-year financing plan based on loans to be provided from existing stockholders until the receipt of working capital in connection with the NuOasis acquisition of the Company, as discussed in Note 12.

        The ability of the Company to continue as a going concern is dependent on the ability to obtain additional working capital or equity investment, as well as to be successful in developing a product that can be marketed profitably. Should the Company not receive additional funding, it is uncertain whether the Company has the ability to continue. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                              FINANCIAL STATEMENTS

                   With Report of Certified Public Accountants

           Three Months Ended September 30, 1996 and 1995, And For The
          Period Cumulative From Inception (February 23, 1993) through
                               September 30, 1996



                             MARCIA FRITZ & COMPANY
                          CERTIFIED PUBLIC ACCOUNTANTS
                         5530 Birdcage Street, Suite 200
                          Citrus Heights, CA 95610-7621

                                      INDEX

                                                                         Page(s)

                Report of Certified Public Accountant .....................1

                Balance Sheets ............................................2-3

                Statements of Operations and Accumulated Deficit ..........4-5

                Statements of Changes in Stockholders' Deficit ............6

                Statements of Cash Flow ...................................7-9

                Notes to the Financial Statements .........................10-15

MARCIA FRITZ & COMPANY
CERTIFIED PUBLIC ACCCOUNTANTS
5530 Birdcage Street, Suite 200
Citrus Heights, CA  95610-7621
(916) 966-9366 o  Fax (916) 966-8743


To the Board of Directors and
Stockholders of National Pools Corporation

We have compiled the accompanying balance sheet of National Pools Corporation (a development stage company) as of September 30, 1996 and the statements of operations and accumulated deficit, changes in stockholders' equity, and cash flows for the three months and nine months ended September 30, 1996 and 1995 and from inception (February 23, 1993) through September 30, 1996, in accordance with Statements on Standards and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly, do not express an opinion or any other form of assurance on them.

The balance sheet for the year ended December 31, 1995 was audited by us and we expressed an unqualified opinion on it in our report dated July 5, 1996, but we have not performed any auditing procedures since that date.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 10, the Company's operating losses since inception and negative working capital raise substantial doubt about its ability to complete development of its project and successfully conduct principal operations as a going concern. As discussed in Note 9, the Company is currently attempting to be acquired as a wholly owned subsidiary by another company. The acquiring company must be successful in obtaining sufficient working capital to finance the acquisition, satisfy the Company's creditors, complete development of the project, and successfully conduct principal operations. The Company cannot predict what the outcome of these plans will be. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.



Marcia Fritz & Company

November 11, 1996



                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                                 BALANCE SHEETS

                                                September 30,            December 31,
                                                    1996                     1995

                                                (Unaudited)                (Audited)
                                                -------------            ------------

ASSETS

Current Assets:
 Cash                                           $    15,211               $    12,639

 Employee Advances Receivable                        30,939                    17,965
                                                ------------              -----------
  Total Current Assets                               46,150                    30,604
                                                ------------              -----------
Fixed Assets:
 Equipment                                           89,090                    89,090
 Less Accumulated Depreciation                       39,448                    26,218
                                                ------------              -----------
  Net Fixed Assets                                   49,642                    62,872
                                                ------------              -----------
Intangible Assets (Note 7):
 Software                                           200,036                   200,036
 Less Accumulated Amortization                      145,124                    95,120
                                                ------------              -----------
  Net Intangible Assets                              54,912                   104,916
                                                ------------              -----------
Deposits                                              6,573                     3,811
                                                ------------              -----------
   TOTAL ASSETS                                 $   157,277               $   202,203
                                                ============              ===========


           See accountants' compilation report and accompanying notes



                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                                 BALANCE SHEETS
                                   (Continued)


                                                September 30,            December 31,
                                                    1996                     1995

                                                (Unaudited)                (Audited)
                                                -----------               -----------

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities:
 Accounts Payable (Note 3)                      $   616,922               $   533,085
 Accrued Interest Payable (Note 5)                  255,819                   162,116
 Wages Payable                                      195,288                    82,788
 Payroll Taxes Payable                               13,291                    11,512
 Notes Payable (Note 5)                             929,180                   822,930
                                                ------------              -----------
  Total Current Liabilities                       2,010,500                 1,612,431
                                                ------------              -----------
   Total Liabilities                              2,010,500                 1,612,431
                                                ------------              -----------
Stockholders' Deficit:
 Common Stock (Note 6)                              991,764                   991,764
 Preferred Stock (Note 6)
 Deficit Accumulated during the
  Development Stage                              (2,844,987)               (2,401,992)
                                                ------------              ------------
   Total Stockholders' Deficit                   (1,853,223)               (1,410,228)
                                                ------------              ------------
    TOTAL LIABILITIES AND STOCKHOLDERS'
     DEFICIT                                    $   157,277               $   202,203
                                                ============              ============


           See accountants' compilation report and accompanying notes



                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                    STATEMENTS OF OPERATIONS AND ACCUMULATED
            DEFICIT Three Months and Nine Months Ended September 30,
                           1996 and 1995, and for the
 Period Cumulative from Inception (February 23, 1993) through September 30, 1996

                                                                                                                   Cumulative
                                                                                                                   from
                                                                                                                   Inception
                                              Three Months Ended                        Nine Months Ended          through
                                                 September 30,                            September 30,            September 30,
                                        ---------------------------          ----------------------------------    ------------
                                            1996            1995                  1996                   1995      1996
                                        ------------   ------------          -------------         ------------    ------------


Operating Expenses                      $(   136,788)  $(    47,254)         $(   296,341)         $(   223,489)   $( 1,315,604)
Research and Development (Note 2)        (     5,178)   (    39,004)          (    52,951)          (   177,602)    ( 1,308,326)
                                        -------------   -------------         -------------         -------------  -------------
  Net (Loss) from Operations             (   141,966)   (    86,258)          (   349,292)          (   401,091)    ( 2,623,930)
                                        -------------   -------------         -------------         -------------  -------------
Other Income and (Expense):
 Interest Expense:
  Discounts on Convertible Debt
   (Note 6)                                             (    20,682)                                (    62,046)    (   248,188)
  Other Interest Expense                 (    32,238)   (    40,324)          (    93,703)          (   120,812)    (   380,700)
                                        -------------   -------------         -------------         -------------  -------------
   Total Interest Expense                (    32,238)   (    61,006)          (    93,703)          (   182,858)    (   628,888)

 Interest Income                                                                                                          1,012
 Loss on Disposal of Assets                                                                         (     7,490)    (    57,585)
                                        -------------  -------------         -------------          -------------  -------------
   Total Other Income and (Expense)      (    32,238)   (    61,006)          (    93,703)          (   190,348)    (   685,461)
                                        -------------  -------------         -------------         -------------   -------------
Net (Loss) Before Extraordinary
 Item                                    (   174,204)   (   147,264)          (   442,995)          (   591,439)    ( 3,309,391)
Benefit from Extinguishment
 of Debt                                                                                                                464,404
Net (Loss)                               (   174,204)   (   147,264)          (   442,995)           (  591,439)    ( 2,844,987)


           See accountants' compilation report and accompanying notes



                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT
                                   (Continued)

                                                                                                                     Cumulative
                                                                                                                        from
                                                                                                                      Inception
                                               Three Months Ended                      Nine Months Ended               through
                                                  September 30,                           September 30,             September 30,
                                        ---------------------------------           ---------------------------     -------------
                                           1996                   1995                 1996            1995               1996
                                        ------------          -----------           ------------     ----------     -------------


Net (Loss)                              (   174,204)          (   147,264)          (   442,995)     (  591,439)    ( 2,844,987)

Accumulated Deficit, Beginning          ( 2,670,783)          ( 2,295,243)          ( 2,401,992)     ( 1,851,068)
                                        -------------         -------------         -------------   -------------
Accumulated Deficit, Ending             $( 2,844,987)         $( 2,442,507)         $( 2,844,987)   $( 2,442,507)  $( 2,844,987)
                                        =============         =============         =============   =============  =============

Per Common Share
Net (Loss) Per Common Share             $     ( .01)          $      ( .01)         $      ( .01)   $      ( .08)

Weighted Average Common Shares
 Outstanding                             29,713,689             13,925,592            29,713,689       7,483,777
                                        =============         =============         =============   =============



           See accountants' compilation report and accompanying notes



                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                 STATEMENTS OF CHANGES IN STOCKHOLDERS' DEFICIT
      Period from Inception (February 23, 1993) through September 30, 1996


                                     Common               Accumulated              Total
                                     Stock                  Deficit             Stockholders'
                                                                                  Deficit
                                   ------------           ------------          ------------

Shares Issued in 1993 (Note 6)     $    10,326                                 $    10,326
Net Loss for the period            $(  418,377)           (  418,377)
                                   ------------           ------------          ------------

Balance December 31, 1993               10,326            (  418,377)           (  408,051)

Shares Issued in 1994 (Note 6)          29,600                                      29,600
Net Loss for the period                                   (1,432,691)           (1,432,691)
                                   ------------           ------------          ------------
Balance December 31, 1994               39,926            (1,851,068)           (1,811,142)

Shares Issued in 1995 (Note 6)         951,838                                     951,838
Net Loss for the period                                   (  550,924)           (  550,924)
                                   ------------           ------------          ------------
Balance December 31, 1995              991,764            (2,401,992)           (1,410,228)

Net Loss for the period                                   (  442,995)           (  442,995)
                                   ------------          ------------           ------------
Balance September 30, 1996         $   991,764           $(2,844,987)          $(1,853,223)
                                   ============           ============          ============



           See accountants' compilation report and accompanying notes



                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                             STATEMENTS OF CASH FLOW
       Three Months and Nine Months Ended September 30, 1996 and 1995, and
    the Period From Inception (February 23, 1993) through September 30, 1996
                                                                                                                     Cumulative
                                                                                                                     from
                                                                                                                     Inception
                                           Three Months Ended                      Nine Months Ended                 through
                                              September 30,                          September 30,                   September 30,
                                           1996           1995                    1996            1995               1996
                                        -------------  -------------         -------------     -------------         -------------

Cash Flow from Operating
 Activities:
  Net Loss                              $(   174,204)  $(   147,264)         $(   442,995)     $(   591,439)         $( 2,844,987)

Adjustments to Reconcile Net
 Income to Net Cash Provided
 by Operating Activities:
  Depreciation                                 4,410          8,992                13,230             26,976               54,748
  Amortization of Intangible Assets           16,668         16,670                50,004             50,010              147,948
  Amortization of Original Issue
   Discount, Convertible Debt                                20,682                                   62,047              248,188
  Loss on Disposal of Assets                                                                           7,490               57,585
  Gain from Extinguishment of Debt                                                                                    (   464,404)

  (Increase) Decrease in:
   Employee Advances Receivable          (     8,359)   (     5,581)          (    12,974)          (     6,279)      (    30,939)
   Deposits                              (     2,762)           610           (     2,762)               10,281       (     6,573)

  Increase (Decrease) in:
   Accounts Payable                           54,055          4,901                83,837                94,397           562,893
   Wages Payable                              37,500         36,725               112,500               109,151           636,401
   Payroll Taxes Payable                       1,075    (     4,510)               1,779            (       795)           13,291
   Accrued Interest Payable                   32,237         40,244               93,703                120,731           378,657
                                        -------------   -------------         -------------         -------------      ------------

    Net Cash Used by Operating
     Activities                          (   39,380)    (    28,531)          (  103,678)           (   117,430)      ( 1,247,192)


           See accountants' compilation report and accompanying notes



                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                             STATEMENTS OF CASH FLOW
                                   (Continued)
                                                                                                                     Cumulative
                                                                                                                     from
                                                                                                                     Inception
                                        Three Months Ended                      Nine Months Ended                    through
                                           September 30,                          September 30,                      September 30,
                                        1996           1995                 1996                   1995              1996
                                   -----------    -------------         -------------          -------------         -------------

Cash Flows from Investing
 Activities:
  Proceeds from Sale of Assets     $              $                     $                     $      8,000                 8,400
  Cash Paid for Fixed Assets                                                                                         (   168,465)
  Cash Paid for Intangible
   Assets                                                                                                            (   100,967)
                                   ------------   -------------         -------------          -------------         ------------

    Net Cash (Used by) Provided by
     Investing Activities                                                                            8,000           (   261,032)

Cash Flows from Financing
 Activities:
  Issuance of Common Stock                               5,000                                      75,167               129,903
  Proceeds from Short-Term Debt                                                                                          822,930
  Proceeds from Stockholder Loans
   (Note 5)                             33,537          21,650               106,250                35,602               570,602
                                   -------------  -------------         -------------         -------------         ------------

    Net Cash Provided by
     Financing Activities               33,537          26,650               106,250               110,769             1,523,435
                                   -------------  -------------         -------------         -------------         ------------

     Net Increase (Decrease) in
      Cash and Cash Equivalents    (     5,843)    (     1,881)                2,572                 1,339                15,211

Cash and Cash Equivalents,
 Beginning of Period                    21,054           3,817                12,639                   597
                                   -------------   -------------         -------------         -------------        ------------

Cash and Cash Equivalents,
 End of Period                    $     15,211    $      1,936          $     15,211          $      1,936          $     15,211
                                  =============   =============         =============         =============         ============


           See accountants' compilation report and accompanying notes



                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)

                             STATEMENTS OF CASH FLOW
                                   (Continued)

                                                                                                                      Cumulative
                                                                                                                      from
                                                                                                                      Inception
                                            Three Months Ended                         Nine Months Ended              through
                                              September 30,                               September 30,               September 30,
                                   -----------------------------------         ------------------------------------   -------------
                                        1996                 1995                  1996                    1995       1996
                                   -------------         -------------         ------------           -------------   -------------


Supplemental Disclosures:

 Noncash Investing Activities:
  Accounts Payable Reduced by
   Disposal (Return) of Assets     $                     $                     $                      $(    41,966)   $(     41,966)
  Intangible Assets Financed by
   Accounts Payable                                                                                                         145,769

    Total Noncash Investing
     Activities                    $                     $                     $                      $(    41,966)   $     103,803
                                   =============         =============         =============          =============   =============


 Noncash Financing Activities:
  Wages Payable Converted to
   Common Stock                    $                     $                     $                     $                $      22,498
  Accounts Payable Converted to
   Common Stock                                                                                                               4,748
  Stockholder Loans and Related
   Accrued Interest Converted to
   Common Stock                                                                                                             853,377

    Total Noncash Financing
     Activities                    $                     $                     $                     $                 $    880,623
                                   =============         =============         =============         =============     ============


           See accountants' compilation report and accompanying notes

                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS

                               September 30, 1996

1.         SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Business Activity

  The Company was formed on February 23, 1993, for the purpose of developing and operating the Hit-Lotto Project (Project). This Project uses debit card, telecommunications, Internet website, and computer technology to market and distribute chances for lottery players to enter pools when they buy Hit-Lotto cards.

  Basis of Accounting

  The financial statements have been prepared for a development stage company in accordance with generally accepted accounting principles.

  Fixed Assets

  Equipment is shown at cost. When retired or otherwise disposed of, the related carrying value and accumulated depreciation are removed from the respective accounts. Any resulting profit or loss is reflected in income. The Company provides for depreciation of equipment using the straight-line method and lives of five to seven years.

  Intangible Assets

  The Company has capitalized proprietary software developed for the Project. The Company provides for amortization of intangible assets using the straight-line method over three years, subject to periodic review of impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable.

  Convertible Debt Discount

  The Company provides for amortization of the convertible debt discount using the straight-line method over three years.

  Research and Development Costs

  The Company charges all research and development costs, including direct and indirect costs, to an expense when incurred.

  Net Loss Applicable Per Common Share

  Per share amounts are calculated based on the weighted average number of common shares outstanding during the periods of net loss.

  Cash Equivalents

  For purposes of the statement of cash flows, cash equivalents include the general operating checking and money market accounts.

                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS

                               September 30, 1996

2.         DEVELOPMENT STAGE OPERATIONS

  Since inception, the Company operations have been devoted primarily to the formulation and design of telecommunications and computer technology, including the Hit-Lotto debit card and Internet Web Page, for the Project. In August, 1994, the Project was tested in San Diego, and development is continuing.

3.         ACCOUNTS PAYABLE

  Accounts payable consist of the following at September 30, 1996:

           Rent                               $  81,078
           Legal Fees                           129,357
           Advertising                          151,999
           Proprietary Software                 145,769
           Accounting                            35,126
           Miscellaneous                         73,593
                                              ---------

           Total                              $ 616,922
                                              =========

4.         INCOME TAXES

  As of September 30, 1996, the Company has a federal loss carryforward of $2,844,987 and a state loss carryforward of $1,422,493. The loss carryforwards are available to reduce future years' taxable income (if earned) and expire as follows:

           Losses Expire
           December 31,                Federal       State
           -------------               -----------   -------------

               2008                    $   418,376   $     209,188
               2009                      1,432,692         716,346
               2010                        550,924         275,462
               2011                        442,995         221,497
                                       -----------   -------------
                                        $ 2,844,98     $ 1,422,493


5.         NOTES PAYABLE

  Included in notes payable at September 30, 1996, are the following:

           Payable to Providence on demand,
            prime + 4% (12.25% at September 30, 1996)           $ 822,930
           Payable to stockholders, 10%, revolving
             three month maturity                                 106,250
                                                                ---------
                                                                $ 929,180

                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS

                               September 30, 1996

6.         CAPITAL TRANSACTIONS

  Common Stock

  The following schedule includes the date and number of common shares issued for cash and other considerations.



                                  Shares
                                  Authorized       Shares
                                  and Unissued     Issued       Amount
                                  ------------     ----------   ---------

  Shares authorized,
   February 23, 1993                    3,000
  Increase in shares
   authorized, September 23,
   1993                             9,997,000
  Shares issued throughout
   year at $.005 per share        ( 1,912,398)     1,912,398    $   9,562
  Shares issued to employees
   during September through
   November 1993, at $.0025
   per share                      (   305,533)       305,533          764
                                  ------------     ---------    ---------
  Balance December 31, 1993         7,782,069      2,217,931       10,326

  Shares issued during
   September, 1994, at $.50
   per share                      (    50,000)        50,000       25,000
  Shares issued during
   December, 1994, at $.05
   per share                      (    20,000)        20,000        1,000
  Shares issued to employees
   throughout the year at
   $.0025 per share               ( 1,439,875)     1,439,875        3,600
                                  ------------     ---------    ---------

  Balance December 31, 1994         6,272,194      3,727,806       39,926


                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS

                               September 30, 1996

6.         CAPITAL TRANSACTIONS (CONTINUED)



                                  Shares
                                  Authorized       Shares
                                  and Unissued     Issued          Amount
                                  ------------     ---------       -------

  Balance December 31, 1994         6,272,194      3,727,806       39,926

  Shares issued during April,
   1995, at $.0465 per share      (   591,910)       591,910       27,500
  Shares issued during April,
   1995, in lieu of advance
   payable to stockholder
   at $.0465 per share            ( 1,560,490)     1,560,490       72,500
  Shares issued January through
   May, 1995, at $.05 per share   (   790,841)       790,841       39,541
  Increase in shares
   authorized, December 29,
       1995                        25,000,000
  Shares issued to employees
   during July, 1995, in lieu
   of payment of wages at
   $.0025 per share               ( 6,948,878)     6,948,878       17,372
  Shares issued during December,
   1995, in lieu of accounts
   payable to stockholder at
   $.0025 per share               (   205,500)       205,500          514
  Shares issued August through
   December, 1995, at $.05
   per share                      (   546,000)       546,000       27,300
  Shares issued during November
   and December, 1995, in lieu of
   employee expenses at $.05
   per share                      (    74,685)        74,685        3,734
  Shares issued during December,
   1995, in lieu of accounts
   payable at $.05 per share      (    10,000)        10,000          500
  Shares issued during December,
   1995, for extinguishment of
   stockholder debt at $.05
   per share                      (15,257,579)    15,257,579      762,877
                                  ------------    ----------    ---------

      Balance September 30, 1996    5,286,311     29,713,689    $ 991,764
                                  ============    ===========   =========


  Preferred Stock

  On September 23, 1993, the Company authorized 5,000,000 shares of preferred stock which remain unissued as of September 30, 1996.

  Shares Issued for Extinguishment of Stockholder Debt

  In the event the Company does not obtain other financing by December 31, 1996, 15,257,579 shares issued for extinguishment of stockholder debt shall become void and interest shall continue to accrue, effective January 1, 1996, under all indebtedness otherwise converted.

7.         INTANGIBLE ASSETS AMORTIZATION

  Unamortized intangible assets were $54,912 at September 30, 1996. Amortization expense was $16,668, $50,004, and $147,948 for the three months and nine months ended September 30, 1996 and since inception, respectively. Accumulated amortization was $145,124 at September 30, 1996.

                           NATIONAL POOLS CORPORATION
                          (A Development Stage Company)
                        NOTES TO THE FINANCIAL STATEMENTS

                               September 30, 1996



8.         STOCK OPTIONS OUTSTANDING

  On January 20, 1995, one stockholder was granted an option to purchase 3,744,000 shares of common stock at $.05 per share. The option expires January 30, 1997.

9.         SUBSEQUENT EVENT

  On June 13, 1996, the President, as an individual, entered into an option agreement to acquire 250,000 shares of convertible preferred stock in NuOasis Gaming, Inc. (NuOasis) at $13.00 per share ($3,250,000). The stock is convertible to 19,500,000 shares of common stock, or 39% of voting stock in NuOasis. The options are assignable, and any profits earned through assignment will be used to purchase additional shares of NuOasis common stock.

  The preferred shares will be purchased from a single stockholder who in turn has agreed to use the majority of the proceeds to purchase a subsidiary from NuOasis, and to obtain a release from liabilities from NuOasis.

  The preferred share option exercise is contingent upon NuOasis' acquisition of the Company for consideration of $1,200,000 in convertible notes and 1,000,000 shares of common stock when available for issuance. Subsequent to the acquisition and the preferred share option exercise, the Company would be a wholly-owned subsidiary of NuOasis with $3,000,000 working capital available for continuing operations.

  The conversion of the NuOasis preferred shares following the exercise of the preferred share option is conditioned on an increase in the authorized shares of NuOasis common stock. The required increase in authorized shares of common stock is subject to NuOasis stockholder approval.

10.        GOING CONCERN

  As shown in the accompanying financial statements, the Company has incurred a $2,844,987 deficit since inception and, as of September 30, 1996, the Company's current liabilities exceeded its current assets by $1,964,350. Liens of $108,498 have been filed by two creditors. Management of the Company is
  currently  negotiating   settlement  payments  for  several  accounts  payable
  balances.


The ability of the Company to continue as a going concern is dependent on its ability to obtain additional working capital or equity investment, as well as to be successful in developing a product that can be marketed profitably. Should the Company not receive additional funding, it is uncertain whether the Company has the ability to continue. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.